November 30, 2018

SEMPER MBS TOTAL RETURN FUND

Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information ("SAI") each dated March 30, 2018

Effective immediately, Mr. Neil Aggarwal is added as a portfolio manager to the Semper MBS Total Return Fund (the "Fund").

Summary Prospectus and Prospectus

•	The "Portfolio Manager" section on page 6 of the Fund's Summary Prospectus and page 7 of the Fund's Prospectus is modified as follows:

Portfolio Managers.  Mr. Thomas Mandel, CFA, Senior Managing Director and Mr. Neil Aggarwal, Head of Trading and Portfolio Manager, ~~is~~ are the portfolio managers primarily responsible for the day-to-day management of the Fund.  Mr. Mandel has managed the Fund since January 2015 and Mr. Aggarwal has managed the Fund since November 2018.

Prospectus

•	The following paragraph is added to the "Portfolio Manager" section on page 25 of the Fund's Prospectus:

"Neil Aggarwal, Portfolio Manager, Head of Trading – Semper MBS Total Return Fund
Mr. Aggarwal is Head of Trading at the Adviser with primary responsibility as a portfolio manager for the Total Return Fund and managing the firm's Absolute Return strategy.  Prior to joining the Adviser in 2017, Mr. Aggarwal was the Mortgage Credit Sector Head and Senior Trader at BlueCrest Capital Management, LLP ("BlueCrest").  Prior to BlueCrest, Mr. Aggarwal was Senior Vice President in Mortgages at Jefferies & Company.  Mr. Aggarwal earned a B.S. with honors from the University of Maryland."

SAI

•	The "Portfolio Manager" section on page 38 of the Fund's SAI is deleted and replaced with the following:

Portfolio Managers
Mr. Thomas Mandel, CFA, Senior Managing Director, is the portfolio manager primarily responsible for the day-to-day management of the Funds.  Mr. Mandel has served as the Short Duration Fund's portfolio manager since its inception in 2010 and the Total Return Fund's portfolio manager since January 2015.  Mr. Neil Aggarwal, Head of Trading and Portfolio Manager, is a co-portfolio manager on the Total Return Fund and he has managed the Fund since November 2018. The following table shows the number of other accounts managed (not including the Funds) by the portfolio managers and the total assets in the accounts managed within various categories as of November 30, 2017 for Mr. Mandel and as of September 30, 2018 for Mr. Aggarwal.

Mr. Thomas Mandel

Type of Accounts	Number of Accounts (excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	3	$374 million	0	$0

Mr. Neil Aggarwal

Type of Accounts	Number of Accounts (excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	2	$180 million	2	$180 million
Other Accounts	1	$36 million	1	$36 million

Material Conflicts of Interest.  The Adviser does not foresee any conflicts of interest in the management of the Funds and its other accounts.  The Adviser, as a matter of policy and practice, acts as a fiduciary in all client matters, seeks to avoid or resolve conflicts of interest, and meets all regulatory requirements. Standards of business conduct are detailed in the Adviser's Code of Ethics.  Each employee is responsible to have read, be familiar with, and annually certify compliance with the Adviser's Code of Ethics.  There is no conflict of the duties necessary for the Funds and other products.  In all cases, the Adviser acts as a fiduciary of client assets and accounts and follows its trading policies and procedures.

Mr. Aggarwal also serves as a portfolio manager to a pooled investment vehicle exempt from registration pursuant to Section (3)(c)(7) of the 1940 Act. Such pooled vehicles are charged performance based fees in compliance with Rule 205-3, under the Advisers Act of 1940, as amended. Inherent conflicts of interest exist in the management of registered investment companies along with private funds subject to a performance fee sharing similar strategies. The Adviser has in place compliance policies and procedures to mitigate such conflicts and to ensure all accounts are treated fairly and equitably over time.

Compensation.  The portfolio managers' compensation packages consist of salaries and bonuses.  The bonus is not based upon the performance of the Funds, but rather the individual's contribution to the Adviser's current and future success, including investment performance across all strategies, contribution to the investment process, client interaction and overall contribution to the Adviser.  In addition to cash compensation, the portfolio manager is eligible to participate in the Adviser's broad-based equity ownership program.

Securities Owned in the Funds by Portfolio Managers.  As of November 30, 2017, and as of September 30, 2018, Mr. Mandel and Mr. Aggarwal, respectively, owned the following securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)
	Total Return Fund	Short Duration Fund
Mr. Thomas Mandel	$100,001 - $500,000	$10,001 - $50,000
Mr. Neil Aggarwal	$100,001 - $500,000	None

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is November 30, 2018.